UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2009

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 830-8775

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01—REGULATION FD DISCLOSURE
ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

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Item 7.01	Regulation FD Disclosure

On September 22, 2009, Calpine Corporation (the “Company”) participated in the Bank of America – Merrill Lynch 2009 Power & Gas Leaders Conference where it gave the presentation attached hereto as Exhibit 99.1. On slide 5 of the presentation, the Company reaffirmed its full year 2009 guidance. In doing so, the Company noted that, due to a different hedge profile and lower gas prices in 2009 versus 2008, it expects quarterly results for the remainder of the year to vary directionally from corresponding quarters in previous years and that its third quarter 2009 adjusted EBITDA will be somewhat below third quarter 2008.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Calpine Corporation Presentation, dated September 22, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

Dated: September 22, 2009	By:	/s/ Jim D. Deidiker

	Name:	Jim D. Deidiker
	Title:	Senior Vice President and
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Calpine Corporation Presentation, dated September 22, 2009.